Note 21 - Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of cash and cash equivalents [text block]
21.	CASH AND CASH EQUIVALENTS

	2021	2020
Short term bank deposits (i)	11,393.6	10,968.0
Current bank accounts	4,582.9	5,860.9
Cash	651.2	261.4
Cash and cash equivalents	16,627.7	17,090.3

Bank overdrafts	(30.5)	-
Cash and cash equivalents less bank overdraft	16,597.2	17,090.3

(i) The balance refers mostly to Bank Deposit Certificates (“CDB”), with high liquidity, which are readily convertible into known amounts of cash and which are subject to an insignificant risk of change in value.

The cash and cash equivalents balance include the amount of R$975 million in 2021 (R$630 million in 2020) held in Cuba and Argentina, which is not freely transferable to the parent company due to remittance restrictions.